Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
April 30, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.0875%


Excess Protection Level
   3 Month Average  8.59%
      April, 1999  7.97%
      March, 1999  8.83%
      February, 1999  8.98%



Cash Yield                                              22.16%


Investor Charge Offs                                    6.76%


Base Rate                                               7.43%


Over 35 Day Delinquency                                 5.50%


Seller's Interest                                       64.28%


Total Payment Rate                                      11.16%


Total Principal Balance                                $3,020,795,901.01


Investor Participation Amount                          $312,500,000.00


Seller Participation Amount                            $1,941,629,234.31